BLUE DOLPHIN ENERGY COMPANY
                   ELEVEN GREENWAY PLAZA, SUITE 1606
                          HOUSTON, TEXAS 77046


                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD MAY 11, 1995

To the Stockholders of
Blue Dolphin Energy Company:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Blue Dolphin Energy Company (the "Company") to be held in Houston, Texas, on May 11, 1995, at 10:00 a.m., Central Daylight Time, in the eighth floor conference room at the offices of Bank One, Texas, N.A., 910 Travis, Houston, Texas 77002, for the following purposes:

1. To elect five persons to serve as Directors of the Company to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified, or until their earlier resignation or removal.

2. To transact such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

Stockholders of record at the close of business on March 21, 1995, are entitled to notice of and to vote at the Annual Meeting, or any adjournment or postponement thereof.

     Since many stockholders are not able to attend the Annual Meeting, the Board of Directors solicits proxies so that those who cannot attend and who wish their stock voted may do so. You are requested to sign, date and mail promptly the enclosed proxy for which a stamped return envelope is provided.

For the Board of Directors


MICHAEL J. JACOBSON,
President and Chief Executive Officer

Houston, Texas
April 14, 1995

WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.

                      BLUE DOLPHIN ENERGY COMPANY
                   ELEVEN GREENWAY PLAZA, SUITE 1606
                          HOUSTON, TEXAS 77046

                            PROXY STATEMENT

                     ANNUAL MEETING OF STOCKHOLDERS
                              MAY 11, 1995


     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Blue Dolphin Energy Company, a Delaware corporation (the "Company"), from holders of the Common Stock, $.01 par value per share ("Common Stock"), and Series A Convertible Preferred Stock, $.10 par value per share ("Preferred Stock"), for use at the Annual Meeting of Stockholders or at any adjournment or postponement thereof (such meeting and any adjournment or postponement thereof is referred to herein as the "Annual Meeting"). The Annual Meeting is to be held on May 11, 1995, at 10:00 a.m., Central Daylight Time, in the eighth floor conference room at the offices of Bank One, Texas, N.A., 910 Travis, Houston, Texas 77002, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders ("Notice").

     A proxy in the form accompanying this Proxy Statement, when properly executed and returned, will be voted in accordance with the directions specified on the proxy, and otherwise in accordance with the judgment of the persons designated therein as proxies. Any proxy that does not withhold authority to vote or on which no other instructions are given will be voted for the election of the Nominees named herein to the Board of Directors. Any proxy may be revoked at any time before it is exercised by delivering to the Secretary of the Company written notice of revocation, or by duly executing a proxy bearing a later date, or by voting in person at the Annual Meeting.

     This Proxy Statement, and the accompanying Notice and form of proxy, are being mailed to stockholders on or about April 14, 1995. The Annual Report to Stockholders of the Company, for the year ended
December 31, 1994, is also being mailed to stockholders contemporaneously with this Proxy Statement.

     This solicitation of proxies is being made on behalf of the Company's Board of Directors. Proxies will be solicited primarily by mail, but employees of the Company may also solicit proxies in person or by telephone. Arrangements may be made with brokerage houses or other custodians, nominees, and fiduciaries to send proxy material to the beneficial owners of the Common Stock and Preferred Stock and the Company will reimburse them for their reasonable expenses incurred in this connection. All costs incurred in the solicitation of proxies will be borne by the Company.

     At the date of this Proxy Statement, management of the Company does not know of any business to be presented at the Annual Meeting other than those matters which are set forth in the Notice. If any other business should properly come before the Annual Meeting, it is intended that the shares of Common Stock and Preferred Stock represented by any of the proxies solicited hereby will be voted with respect to such business in accordance with the judgment of the persons named in the proxy.

                                 VOTING

     The Board of Directors has fixed the close of business on March 21, 1995, as the record date (the "Record Date"), for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. A complete list of all stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder during normal business hours for a period of ten days prior to the Annual Meeting at the offices of the Company, Eleven Greenway Plaza, Suite 1606, Houston, Texas 77046. As of March 21, 1995, there were outstanding 34,442,450 shares of Common Stock and 14,560,475 shares of Preferred Stock. Stockholders will be entitled to one vote per share of Common Stock and one vote per share of Preferred Stock held of record on the Record Date on each matter to be presented at the Annual Meeting. The holders of a majority of the total shares of Common Stock and Preferred Stock issued and outstanding, whether present in person or represented by proxies, will constitute a quorum for the transaction of business at the Annual Meeting.

                         ELECTION OF DIRECTORS

     The Bylaws of the Company provide that the number of members of the Board of Directors, currently five members, shall be determined by the Board of Directors. The members of the Board of Directors serve for one year terms. A majority of the votes cast by the stockholders present and entitled to vote at the Annual Meeting, in person or by proxy, is necessary for the election of Directors. Accordingly, an abstention will have the same effect as a negative vote but, because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote will have no effect on the vote. Pursuant to the terms of the Preferred Stock, the holders of the Preferred Stock are entitled to elect a majority of the Company's Board of Directors as the Company has not declared or paid dividends on the Preferred Stock for the past four years. As of the date of this Proxy Statement holders of the Preferred Stock have not elected to exercise such right.

NOMINEES

     Messrs. Chadwick, Hysing-Dahl, Kaffie, Porter and Siem (the "Nominees") have been nominated by the Board of Directors to serve as Directors until the next annual meeting of stockholders, or in each case, until their successors have been duly elected and qualified, or until their earlier resignation or removal. Each is currently a Director of the Company. It is intended that all shares of Common Stock and Preferred Stock represented by the proxies will be voted for the election of the Nominees, except where authority to vote in the election of Directors has been withheld. Each Nominee has consented to be nominated and has expressed his intention to serve if elected and the Board of Directors has no reason to believe that any of the Nominees will be unable or unwilling to serve if elected. However, should any Nominee become unable or unwilling to serve as a Director at the time of the Annual Meeting, the person or persons exercising the proxies will vote for the election of a substitute Nominee designated by the Board of
Directors.   Pursuant to the Company's Bylaws, nominations for election to the Board of Directors must be received by the Company at least 90 days prior to the anniversary date of the preceding year's annual meeting of stockholders. The Company received no such nominations and as a result only the Nominees or substitute Nominees designated by the Board of Directors will be eligible to stand for election as Directors at the Annual Meeting. See "Nominations and Proposals by Stockholders for the 1996 Annual Meeting".

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES.

                    DIRECTORS AND EXECUTIVE OFFICERS

     The following table provides information with respect to the Nominees, including all current Directors who are Nominees, and executive officers of the Company.

                                                              Position
        Name              Age            Position            Held Since
     ---------            ---        -------------------     ----------
   Michael S. Chadwick     43        Director                   1992
   William D. Fisher       47        Senior Vice President      1990
   Christian Hysing-Dahl   40        Director                   1992
   Michael J. Jacobson     48        President                  1990
   Harris A. Kaffie        45        Director                   1989
   Roland B. Keller        56        Executive Vice President   1990
   G. Brian Lloyd          36        Secretary/Treasurer        1989
   Daniel B. Porter        38        Director                   1989
   Ivar Siem               48        Chairman of the Board,     1989
                                     Director

  The following is a brief description of the background and principal occupation of each Nominee and executive officer:

  IVAR SIEM - Chairman of the Board of Directors and a Nominee - Mr. Siem holds a Bachelor of Science Degree in Mechanical Engineering from the University of California, Berkeley, and has completed the executive MBA program at Amos Tuck School of Business, Dartmouth University.
Since 1985, he has been an international consultant in energy, technology and finance. He is a member of the Board of Directors of several privately held companies and since 1993 served as a Director of Norex (America) Inc., a publicly traded company. Mr. Siem has served as a Director and President of Dolphin Pipeline, Inc., Director of Business Development for Norwegian Petroleum Consultants, a Norwegian consulting firm for the offshore oil and gas industry, and as an independent consultant to the oil and gas exploration and production industry based in London, England. Previously, Mr. Siem managed the U.S. oil and gas investments for the Fred. Olsen interests of Oslo, Norway. He served as President of Fred. Olsen, Inc., an independent oil and gas exploration and production company in Houston, Texas. Additionally, he served as President of Dolphin International, Inc., an offshore drilling contractor, also based in Houston, Texas. Mr. Siem has served as a Director and Chairman of the Board of the Company since December 14, 1989.

  MICHAEL S. CHADWICK - Director and a Nominee - Mr. Chadwick holds a Bachelor of Arts Degree in Economics from the University of Texas at Austin and a Master of Business Administration Degree from Southern Methodist University. He has been engaged in the commercial and investment banking business for the past 20 years. He has served as Vice President of a predecessor to NationsBank-Texas, from 1975 to 1978, and as Vice President in the Corporate Finance Departments of Underwood, Neuhaus & Co., from 1978 to 1984, and Lovett Mitchell Webb & Garrison, Inc., from 1984 to 1988, both investment banking firms. From early 1988 to July 1994, Mr. Chadwick was President and Managing Director of Chadwick, Chambers & Associates, Inc., a private merchant and investment banking firm in Houston, Texas, which he founded in 1988. In August 1994, Mr. Chadwick joined Sanders Morris Mundy Inc., an investment banking and financial advisory firm, as Senior Vice President and Managing Director in the Corporate Finance Department. Mr. Chadwick serves on the Boards of Directors of Moody - Price, Inc., Watermarc Food Management Company and Brazos Sportswear, Inc. Mr. Chadwick has served as a Director of the Company since May 19, 1992.

  CHRISTIAN HYSING-DAHL - Director and a Nominee - Mr. Hysing-Dahl received a Master of Management Degree from Oslo (Norway) Business School in 1979. Mr. Hysing-Dahl served as a bank credit officer for Bergen Bank, Bergen, Norway, for five years before joining A/S Investa, a venture capital and investment company and formerly a principal shareholder of the Company, in 1985. He was Assistant Vice President of A/S Investa from 1986 to 1993 and served as Managing Director of Invento A/S, a venture capital and investment company, and as Chairman of the Board of Directors of PS-Gruppen, Nordic Technology Corporation and Marine Farms. Mr. Hysing-Dahl serves as a Director of Norsk Rehab Gruppen and since 1993 as a portfolio manager for Vital Forsikring A/S, one of Norway's leading life insurance companies. Mr. Hysing-Dahl has served as a Director of the Company since May 19, 1992.

  HARRIS A. KAFFIE - Director and a Nominee - Mr. Kaffie received a Bachelor of Business Administration Degree from Southern Methodist University in 1972. Mr. Kaffie currently serves as an Advisory Director of NationsBank Corpus Christi and Director of CCGM, L. P., since 1982. From 1991 to March 1995, Mr. Kaffie served as an owner and manager of Petroport, L.C., a company engaged in the development of an offshore oil port and storage facility. He is a partner in Kaffie Brothers, a real estate, farming and ranching company. Mr. Kaffie has served as a Director of the Company since December 14, 1989.

  DANIEL B. PORTER - Director and a Nominee - Mr. Porter received a Bachelor of Science Degree in Marketing from the University of Houston in 1979. From 1980 to 1982, Mr. Porter served as Manager of Contract Administration and Corporate Secretary of Coronado Transmission Company. In 1982, Mr. Porter co-founded CCGM, L.P., a gas transmission, storage and marketing company. Currently, Mr. Porter is the President and Chief Executive Officer of CCGM, Inc., the General Partner of CCGM,L.P. Mr. Porter has served as a Director of the Company since December 14, 1989.

  MICHAEL J. JACOBSON - President and Chief Executive Officer - Mr. Jacobson holds a Bachelor of Science Degree in Finance from the
University of Colorado.   Mr. Jacobson has been associated with the
energy industry since 1968, serving in various senior management capacities since 1980. He served as Senior Vice President and Chief Financial and Administrative Officer for Creole International, Inc., and it's subsidiaries, international providers of engineering and technical services to the energy sector, as well as Vice President of Operations for the parent holding company, from 1985 until joining the Company in January 1990. He has also served as Vice President and Chief Financial Officer of Volvo Petroleum, Inc., and for certain Fred. Olsen, oil and gas interests. Mr. Jacobson began his career with Shell Oil Company, where he served in various analytical and management capacities in the exploration and production organization during the period 1968 through 1974. He has been a member of several Boards of Directors, including Volvo Petroleum, Inc., W.L. Somner Company, Inc., and Flagstaff
Corporation.   Mr. Jacobson has served as President and Chief Executive
Officer of the Company since January 29, 1990.

  ROLAND B. KELLER - Executive Vice President, Operations -   Mr. Keller
holds Bachelor of Science and Master of Science degrees in Geology from the University of Florida. Mr. Keller has been associated with the energy industry since 1962, serving in senior management capacities since 1976. Prior to joining the Company in September 1990, he served as Senior Vice President - Exploration for Sandefer Oil and Gas Company, an independent oil and gas company, since 1982. He has also served as Vice President - Exploration and Production for Volvo Petroleum, Inc., from 1980 to 1982, and Vice President and Division Manager for Florida Exploration Co., from 1976 to 1980. Mr. Keller began his career with Amoco Production Co., serving in various technical and management capacities from 1962 through 1976. Mr. Keller has served as Executive Vice President - Operations of the Company since September 4, 1990.

  WILLIAM D. FISHER - Senior Vice President, Business Development - Mr. Fisher holds a Bachelor of Business Administration Degree from Texas Tech University and a Juris Doctorate from South Texas College of Law. Mr. Fisher served as a law clerk to the Chief Justice of the United States Court of Appeals, Fifth Circuit, from February 1975 to August 1976, and as a Staff Attorney and Senior Attorney, from August 1976 to October 1985, for United Gas Pipeline Co. Mr. Fisher has also served as Director of Market Development for United Texas Transmission Co. Prior to joining the Company in June 1990, he served as Vice President of Gas Sales for Coastal Oil and Gas Corporation, since 1987. Mr. Fisher has served as Senior Vice President - Business Development of the Company since June 1, 1990.

  G. BRIAN LLOYD - Secretary and Treasurer - Mr. Lloyd received a Bachelor of Science Degree in Finance from Miami University, Oxford, Ohio in 1982 and attended the University of Houston in 1983 and 1984. Mr. Lloyd is a Certified Public Accountant and has been employed by the Company since December 1985. Before joining the Company, he was employed as an accountant for DeNovo Oil and Gas Inc., an independent oil and gas company. He was appointed Secretary of the Company on May 1, 1989 and Treasurer on September 1, 1989.

  There are no family relationships between any Nominee or executive officer.

           COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

  During 1994, the Board of Directors of the Company held five meetings. Each Director attended at least 80% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees on which he served. The Audit Committee consisting of Messrs. Siem, Chadwick and Hysing-Dahl, met two times during the last fiscal year. The Audit Committee's duties include overseeing the Company's financial reporting and internal control functions. The Compensation Committee, consisting of Messrs. Siem, Kaffie, Porter and Jacobson, met one time during the last fiscal year. The Compensation Committee's duties are to oversee and set compensation policy and to administer the Company's stock option plan. The Company does not have a nominating committee.


                       COMPENSATION OF DIRECTORS

  Fees payable to non-employee members of the Board of Directors are $300 per meeting attended in person, and $100 per telephone meeting in which the Director participated. No additional remuneration is paid to such Directors for committee meetings attended, except that such Directors are entitled to be reimbursed for accountable expenses.

                         EXECUTIVE COMPENSATION

  The following table sets forth the cash compensation paid to the executive officers of the Company, whose cash compensation exceeded $100,000 for services rendered to the Company, and the number of stock options granted, during the years indicated:

                      SUMMARY COMPENSATION TABLE*


            Name and                       Annual    No. of Stock
        Principal Position      Year       Salary    Options Granted

       Michael J. Jacobson      1994      $170,000       175,000
        President and Chief     1993      $157,500       120,000
        Executive Officer       1992      $150,000       350,000

       Roland B. Keller         1994      $117,500       100,000
        Executive Vice          1993      $105,000        50,000
        President-Operations    1992      $ 95,000       200,000

       William D. Fisher        1994      $121,875        75,000
        Senior Vice President - 1993      $113,500        50,000
        Business Development    1992      $107,000        60,000



   *Excludes certain personal benefits, the aggregate value of which do not exceed 10% of the compensation shown for each person.


                   OPTION GRANTS IN LAST FISCAL YEAR

                                        % of Total
                                      Options Granted     Exercise
                        Options       to Employees in      Price        Expiration
       Name            Granted (#)       Fiscal Year     ($/Share)         Date
    ---------          -----------    ----------------   ----------    ------------
Michael J. Jacobson     175,000            23.81           0.2922     August 9, 1999
Roland B. Keller        100,000            13.61           0.2922     August 9, 1999
William D. Fisher        75,000            10.20           0.2922     August 9, 1999


            AGGREGATED OPTIONS/EXERCISES IN LAST FISCAL YEAR
                   AND FISCAL YEAR-END OPTION VALUES

                                                                                         Value of Unexercised
                                                            Number of Unexercised        In-the-Money Options
                      Shares Acquired      Value            Options at FY-End (#)             at FY-End  ($)
      Name            on Exercise (#)    Realized ($)     Exercisable  Unexercisable   Exercisable  Unexercisable
    -------           ---------------    ------------     -----------  -------------   -----------  -------------

Michael J. Jacobson       156,667           20,603             0          331,666           0           8,937

Roland B. Keller             0                0              58,334       216,666          4,895        9,790

William D. Fisher          70,001           15,260             0          145,000           0           4,322



                 OWNERSHIP OF SECURITIES OF THE COMPANY

   The following table sets forth, as of March 21, 1995, certain information with respect to the beneficial ownership of shares of the Company's Common Stock and Preferred Stock (the only classes of voting securities of the Company) as to (i) all persons known by the Company to be beneficial owners of 5% or more of the outstanding shares of Common Stock or Preferred Stock, (ii) each Director and Nominee, (iii) each executive officer named in the Summary Compensation Table, and (iv) all executive officers and Directors, as a group. Unless otherwise indicated, each of the following persons has sole voting and dispositive power with respect to such shares.




                                        Amount and           Percent
                                        Nature of            Of Class
    Name of               Type of       Beneficial          or Combined
Beneficial Owner         Securities    Ownership (1)        Classes (2)

Colombus Petroleum       Common         20,688,117 (4)          40.9
Limited, Inc. (3)        Preferred       9,142,209              62.8
                         Combined       29,830,326 (4)          45.8

Columbus Petroleum,      Common          3,480,334              10.1
  Ltd. (5)               Preferred       1,413,750               9.7
                         Combined        4,894,084              10.0

Nordic Technology        Common          1,467,191               4.3
  Corporation A/S (6)    Preferred         978,750               6.7
                         Combined        2,445,941               5.0

Ivar Siem                Common          4,705,596 (7)(8)(9)    13.6
                         Preferred       1,837,368 (7)          12.6
                         Combined        6,542,964 (7)(8)(9)    13.3

Harris A. Kaffie         Common          7,171,241 (9)          20.8
                         Preferred       1,277,543               8.8
                         Combined        8,448,784 (9)          17.2

Daniel B. Porter         Common          1,443,557 (9)           4.2
                         Preferred         679,957               4.7
                         Combined        2,123,514 (9)           4.3

Christian Hysing-Dahl    Common            185,001 (9)            *
                         Combined          185,001 (9)            *

Michael S. Chadwick      Common             33,334 (9)            *
                         Combined           33,334 (9)            *

Michael J. Jacobson      Common          1,178,333 (9)           3.4
                         Combined        1,178,333 (9)           2.4

Roland B. Keller         Common            291,667 (9)            *
                         Combined          291,667 (9)            *

William D. Fisher        Common            375,500 (9)           1.1
                         Combined          375,500 (9)            *

Executive Officers and   Common         15,469,729 (7)(8)(9)    43.8
Directors, as a Group    Preferred       3,794,868 (7)          26.1
(9 persons)              Combined       19,264,597 (7)(8)(9)    38.6


*    Less than 1%

(1) The number of shares of Common Stock for each holder does not include shares of Common Stock issuable upon conversion (one for one) of shares of Preferred Stock, which shares of Common Stock such holders disclaim beneficial ownership.

(2) Based upon 34,442,450 shares of Common Stock outstanding and 14,560,475 shares of Preferred Stock outstanding on March 21, 1995. The percent of Common Stock does not include shares of Common Stock issuable upon conversion of Preferred Stock; and, as to holders of options or warrants exercisable within 60 days of March 21, 1995, includes shares of Common Stock issuable upon exercise of such rights.

(3) The address of Colombus Petroleum Limited, Inc. ("Colombus"), is Aeulestrasse 74, FL-9490, Vaduz, Liechtenstein.

(4) Includes 16,154,630 shares of Common Stock, which may be acquired within 60 days upon the exercise of warrants to purchase Common Stock held by Colombus.

(5) The address of Columbus Petroleum, Ltd. ("CPL"), is c/o S. Sheth, Palmer Cowen, 16 Berkeley Street, London, England.

(6) The address of Nordic Technology Corporation A/S, is P.O. Box 163, 1321 Lysaker, Norway.

(7) Mr. Siem may be deemed to be beneficial owner of the shares of Common Stock and Preferred Stock, held of record and beneficially by CPL (and his ownership shown includes such shares) as to which he may be deemed to possess, indirectly, shared voting and investment power due to his position as Managing Director of CPL and 100% beneficial owner.

(8) Mr. Siem may be deemed to be the beneficial owner of 13,930 shares of Common Stock, 423,618 shares of Preferred Stock and 13,000 warrants to purchase Common Stock held of record and beneficially by TI A/S ("TI") (and his ownership shown includes such shares) as to which he may be deemed to possess voting and investment power due to his position as Managing Director of TI and 100% owner.

(9) Pursuant to the Company's Stock Option Plan, Mr. Siem holds currently exercisable options to purchase 265,000 shares of Common Stock, Mr. Kaffie holds currently exercisable options to purchase 83,334 shares of Common Stock, Mr. Porter holds currently exercisable options to purchase 66,667 shares of Common Stock, Messrs. Chadwick and Hysing-Dahl each hold currently exercisable options to purchase 33,334 shares of Common Stock, Mr. Jacobson holds currently exercisable options to purchase 214,999 shares of Common Stock, Mr. Keller holds currently exercisable options to purchase 91,667 shares of Common Stock and Mr. Fisher holds currently exercisable options to purchase 41,667 shares of Common Stock.


                   TRANSACTIONS WITH RELATED PERSONS

     In 1992, the Company entered into a contract with Soil, Inc., for provision of consulting services. The Company paid $90,000 in 1994 for services under such contract. Mr. Siem, Chairman of the Board of Directors of the Company, is an owner and principal of Soil, Inc.

     In March 1995, the Company acquired Petroport, L.C. Petroport, L.C. holds proprietary technology, represented by certain patents issued and or pending, associated with the development and operation of an offshore deepwater crude oil and products port and storage facility.
The form of the transaction was a merger of Petroport, L.C. into Petroport, Inc., a wholly-owned subsidiary of the Company.

     Consideration paid by the Company included $150,000 cash and future consideration contingent upon the successful development and operation of the primary Petroport facility, planned for the western Gulf of Mexico off the Texas coast. The contingent consideration includes $350,000 to be paid when the Company obtains funding for the licensing and permitting phase of the project and 9,000,000 shares of Company Common Stock, with issuance dependent upon successful completion of the primary facility and maintaining a prespecified throughput volume. Mr. Kaffie, a Director of the Company and a Nominee, was an owner and manager of Petroport, L.C.


               NOMINATIONS AND PROPOSALS BY STOCKHOLDERS
                      FOR THE 1996 ANNUAL MEETING


     NOMINATIONS FOR THE 1996 ANNUAL MEETING. The Company's Bylaws provide that no person shall be eligible for nomination and election as a Director unless written notice of nomination is received from a stockholder of record by the Secretary of the Company not less than 90 calendar days prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders. Further, such written notice is to be accompanied by the written consent of the Nominee to serve, the name, age, business and residence addresses, and principal occupation of the Nominee, the number of shares beneficially owned by the Nominee, and any other information which would be required to be furnished by law with respect to any Nominee for election to the Board of Directors. Stockholders who desire to nominate, at the 1996 Annual Meeting of Stockholders, persons to serve on the Board of Directors must submit nominations to the Company, at its principal executive offices, so that such notice is received by the Company no later than February 9, 1996. In order to avoid controversy as to the date on which any such nomination is received by the Company, it is suggested that stockholders submit their nominations, if any, by certified mail, return receipt requested.

     PROPOSALS FOR THE 1996 ANNUAL MEETING. Stockholders who desire to present proposals, other than notices of nomination for the election of Directors, to Stockholders of the Company at the 1996 Annual Meeting of Stockholders, and to have such proposals included in the Company's proxy materials, must submit their proposals to the Company, at its principal executive offices, by December 15, 1995. In order to avoid controversy as to the date on which any such proposal is received by the Company, it is suggested that stockholders submit their proposals, if any, by certified mail, return receipt requested.


                           RELATIONSHIP WITH
                     INDEPENDENT PUBLIC ACCOUNTANTS

     KPMG Peat Marwick, independent public accountants, have been engaged by the Company's Board of Directors as the principal accountants for the Company since November, 1990. The Company expects that they will continue as principal accountants. Representatives of KPMG Peat Marwick are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and to respond to appropriate questions.



                             OTHER BUSINESS


         At the date of this Proxy Statement, the Board of Directors does not know of any matter to be acted upon at the Annual Meeting other than those matters described above and set forth in the Notice. If other business comes before the Annual Meeting, the persons named on the proxy will vote the proxy in accordance with their best judgment.

By Order of the Board of Directors


G. Brian Lloyd
G. Brian Lloyd
Secretary and Treasurer


Houston, Texas
April 14, 1995


               BLUE DOLPHIN ENERGY COMPANY         PROXY

                   ELEVEN GREENWAY PLAZA, SUITE 1606
                          HOUSTON, TEXAS 77046

           This Proxy is Solicited by the Board of Directors


     Revoking any prior appointment, the undersigned hereby appoints Michael J. Jacobson and G. Brian Lloyd, each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to present and to vote, as designated on the reverse side, all shares of stock of Blue Dolphin Energy Company, a Delaware corporation (the "Company"), held of record by the undersigned on March 21, 1995 at the Annual Meeting of Stockholders of the Company to be held May 11, 1995 at 10:00 A.M., central daylight time, in the eighth floor conference room at the offices of Bank One, Texas, N.A., 910 Travis, Houston, Texas 77002, and at any adjournment or postponement thereof, with respect to the number of shares the undersigned would be entitled to vote if personally present.

     If no direction is made, this Proxy will be voted FOR Proposal 1.

        ------------
          Common
                                                  I plan to
                                                  attend the
                                                   meeting
                                                    / /
PROPOSAL 1. Election of Directors

FOR all Nominees    WITHHOLD      (INSTRUCTION: To withhold authority
listed herein       AUTHORITY     to vote for any individual Nominee,
(except as marked  to vote for    strike out such Nominee's name below).
 to the contrary)  all Nominees
                   listed herein
                                  Ivar Siem, Harris A. Kaffie, Daniel
       /  /            /  /       B. Porter, Michael S. Chadwick,
                                  Christian Hysing-Dahl



PROPOSAL 2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                              The undersigned hereby acknowledges
                              receipt of a copy of the Notice of Annual
                              Meeting and accompanying Proxy Statement dated April 14, 1995, relating to such meeting.

                              (Signature should conform to the name
                              shown on the proxy card, Executors,
                              administrators, guardians, trustees,
                              attorneys and officers signing for a
                              corporation should give their full title.
                              When shares are held jointly, both should sign.)

                              DATED:                        , 1995
                                     ------------------------
                                     (Please be sure to insert date)

                                     --------------------------
                                      Signature of Stockholder

                                     ---------------------------
                                      Second Signature if held jointly

PLEASE MARK, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.